Tele-Global Trust	Series 00C [ 11/29/2000 - Current Offering ] | cusip: 29471T501
Fund Overview
As of December 6, 2000
Closing NAV: 1.09316	Previous Close: 1.07810	Change: +0.01506	% Change: +1.39690%

The Objective:
The Portfolio seeks capital appreciation by investing for about two years in a fixed portfolio of domestic and foreign common stocks selected from the telecommunications industry.

The Strategy:
The Tele-Global Trust offers an opportunity to participate in the communications revolution. This Trust invests in companies we believe are well-positioned to benefit from industry trends including:

  Advances in telecommunications technology;
  Increasing demand for telecommunications products and services;
  Global expansion of telecommunications services (especially from privatization of government-owned facilities); and
  U.S. legislation enabling telephone companies, cable providers and others to offer multi-service packages.

The Portfolio follows a disciplined investment strategy, holding selected stocks for about two years. However, each stock is reviewed regularly and can be sold in the event of a significant adverse development. At the end of two years, we intend to reapply the screening process to create a new Portfolio. You can choose to roll your proceeds into the new Portfolio, if available, or redeem your investment.

Offered By: This portfolio is offered by Merrill Lynch (TGS00C), Salomon Smith Barney (TGS00C), Morgan Stanley Dean Witter (GTEL00C); Special Dealer - PaineWebber (TGS00C).

Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund.
The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.
Therefore, you will not be able to calculate these prices (or related performance information)
with the security prices and weightings listed below.

As of Wednesday, December 06, 2000
Security	Symbol	Price	% of Portfolio
ADC Telecommunications, Inc.	ADCT	26.31	6.88
Scientific-Atlanta, Inc.	SFA	51.25	6.83
Powerwave Technologies Inc.	PWAV	65.25	6.48
Convergys Corporation	CVG	51.06	5.34
Telefonaktiebolaget LM Ericsson AB	ERICY	13.31	5.25
Polycom Inc.	PLCM	46.00	5.17
Corning, Inc.	GLW	69.75	4.92
Nokia Corporation	NOK	51.38	4.70
ADVANCED FIBRE COMMUNICATIONS INC.	AFCI	24.27	4.38
Nortel Networks Corporation	NT	40.13	4.30
QUALCOMM, Inc.	QCOM	99.38	4.16
United States Cellular Corporation	USM	58.02	4.09
Alcatel	ALA	61.25	4.00
Cisco Systems, Inc.	CSCO	51.44	3.90
Vodafone Group PLC	VOD	38.19	3.49
Telefonica S.A.	TEF	50.63	3.31
Symbol Technologies, Inc.	SBL	42.94	3.14
ALLTEL Corporation	AT	62.75	3.12
CenturyTel, Inc.	CTL	36.69	2.88
SBC Communications, Inc.	SBC	54.25	2.69
Dycom Industries, Inc.	DY	40.06	2.62
Verizon Communications	VZ	58.75	2.30
Motorola, Inc.	MOT	17.81	2.19
ADTRAN, Inc.	ADTN	26.94	2.04
BellSouth Corporation	BLS	43.44	1.82

Selection Methodology:

Our research analysts used the following screening process to select Trust stocks:

  Identify telecommunications companies we believe have growth potential over the next two years;

  Perform thorough financial analyses, including the review of each company's operating history, balance sheet and cash flow to determine credit quality;

  Review the stocks for liquidity, market share and timeliness of purchase.

Fees & Expenses

Defining Your Costs
You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge in six monthly installments of about $2.50 per 1,000 units, deducted from the Portfolio's net asset value each year of its two-year life ($30.00 total).

Unitholder Fees	Maximum as a % of the Amount Invested

Annual Creation and Development Fee (0.250% of net assets)	0.60%
Sales Charges	4.00%
Total Maximum Sales Charges	4.60%

If you sell your units before the final deferred sales charge installment in either the first or second year, any remaining balance of your deferred sales charge for that year will be deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.
Portfolio Expenses	Amount per 1,000 Units

Estimated Annual Expenses (0.203% of net assets)	$2.01

Estimated Organization Costs	$2.03

Volume Purchase Discounts For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Two-Year Sales Charge (as a % of your investment) Will Be:

Less than $50,000	4.00%
$50,000 to $99,999	3.75%
$100,000 to $249,000	3.25%
$250,000 to $999,999	3.00%
$1,000,000 or more	2.25%

Is this Fund appropriate for you?

Yes, if you want capital appreciation. You may benefit from a professionally selected and supervised portfolio invested in equity securities of different issuers, which may reduce risk somewhat.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

There can be no assurance that this Portfolio will meet its objective.

This Portfolio consistes entirely of telecommunications stocks, which can involve special risks including increasing competition and capital needs, rapid changes in technology and changing regulation. This Portfolio is concentrated in foreign stocks, which can involve special risks.

The value of your investment will fluctuate with the prices of the underlying stocks. Foreign stock prices will also fluctuate with changes in currency exchange rates. Stock prices can be volatile, and foreign stocks may be subject to greater price volatility and political developments.

An investment in this Portfolio may be considered speculative. This Portfolio is designed for investors who can assume the risks associated with equity investments, and generally is not appropriate for investors seeking capital preservation or current income.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
Two (2) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase each distribution period. Because distributions are based in part on the size of your investment, these payments may increase proportionately.
Tax Reporting

Your taxable income may include foreign withholding taxes. However, subject to limitations, you may be able to credit these taxes against your U.S. federal income taxes. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses for federal income tax purposes on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

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Unit Investment Trust Department
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Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O S P O N S O R W E B S I T E S
Merrill Lynch | Salomon Smith Barney | PaineWebber | Morgan Stanley Dean Witter

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